PROJECT PROFILE

Riverdale Station West Coon Rapids, MN

PROJECT DESCRIPTION	Riverdale Station West will be constructed by Sherman Associates, which will redevelop 3 acres of previously vacant land in Coon Rapids, Minnesota. Riverdale Station West will provide mixed-income multifamily housing, with parking, a fitness room, a playground, and a mail room. Riverdale Station West is located in close proximity to the Riverdale retail center as well as the Riverdale Station, which provides transportation to the entire Twin Cities metropolitan region.

HIT ROLE	The AFL-CIO Housing Investment Trust (HIT) has purchased $6.9 million of taxable Ginnie Mae construction loan certificates and a permanent loan certificate backed by a HUD/FHA-insured Section 221(d)(4) first mortgage from Jones Lang LaSalle, LLC to help finance this project.

SOCIAL IMPACT	Riverdale Station West will provide both affordable and market-rate housing with easy access to public transportation. Located on previously vacant land, its construction provides an economic stimulus in the Coon Rapids community, including the creation of 199 jobs across industries and 69 union construction jobs.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $6.9 million	Total Development Cost $17.5 million	71 units of housing, with 77% affordable units	138,700 Hours of Union Construction Work Generated	$3.6 million Tax revenue generated	$32.9 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Riverdale Station West Coon Rapids, MN

“The project provides good paying wages and benefits, so it supports workers and the local economy.”

— Dan McConnell, Business Manager, Minneapolis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com